                                                                      EXHIBIT 99


                         CHILDTIME ANNOUNCES TERMINATION
                           OF ACQUISITION DISCUSSIONS


Farmington Hills, Michigan, March 21, 2002 -- Childtime Learning Centers, Inc. (NASDAQ: CTIM) today announced the termination of negotiations with respect to its proposed acquisition of Tutor Time Learning Systems, Inc.

Contact:

Childtime Learning Centers, Inc.
Leonard C. Tylka
Interim Chief Financial Officer
Phone:  248-442-3183
Fax:    248-476-1168
Email:  ltylka@childtime.com